Filed pursuant to 497(e)

File Nos.  033-49098 and 811-06719

STERLING CAPITAL FUNDS

SUPPLEMENT DATED NOVEMBER 22, 2023

TO THE

CLASS A, CLASS C, AND INSTITUTIONAL SHARES SUMMARY PROSPECTUS, THE CLASS A AND CLASS C SHARES PROSPECTUS, THE INSTITUTIONAL AND CLASS R6 SHARES PROSPECTUS, AND THE STATEMENT OF ADDITIONAL INFORMATION,

each DATED FEBRUARY 1, 2023, as supplemented

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Class A, Class C, and Institutional Shares Summary Prospectus, the Class A and Class C Shares Prospectus, the Institutional and Class R6 Shares Prospectus (collectively, the “Prospectuses”), and the Statement of Additional Information (“SAI”) each dated February 1, 2023, with respect to Sterling Capital SMID Opportunities Fund:

Sterling Capital SMID Opportunities Fund

The Board of Trustees of Sterling Capital Funds has given approval to a proposal by Sterling Capital Management LLC (“Sterling Capital”), the investment adviser to Sterling Capital SMID Opportunities Fund (the “Acquired Fund”), to effect the merger of the Acquired Fund into the Sterling Capital Mid Value Fund (“Acquiring Fund”) (the “Merger”) on or about January 26, 2024 (the “Merger Date”).

The Merger is expected to be a tax-free reorganization for federal income tax purposes. On the Merger Date, any investment in the Acquired Fund will, in effect, be exchanged for an investment with an equal aggregate net asset value in the Acquiring Fund. Therefore, as a result of the Merger, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. Acquired Fund shareholders will not pay any sales charges, purchase premiums, or redemption fees as a result of the Merger. Prior to the consummation of the Merger, the Acquired Fund expects to reposition certain of its portfolio holdings and expects that it will dispose of approximately 50% of its investments and invest the proceeds of such dispositions in securities currently held by the Acquiring Fund, or in other securities, cash and/or cash equivalents. Accordingly, the Acquired Fund may no longer be implementing its investment strategy in the time period leading up to the Merger. The Acquired Fund will incur transaction costs in connection with this repositioning, and the repositioning is expected to result in the recognition of net capital gains and the distribution of net capital gains to Acquired Fund shareholders. These distributions would be taxable to shareholders. You can find information about the Acquiring Fund and its investment policies and risks, including a prospectus, summary prospectus and Statement of Additional Information, online at sterlingcapital.com/investments/mutual-funds/. You can also get this information at no cost by emailing a request to fundinfo@sterling-capital.com, by calling 1-800-228-1872 or by asking your financial representative.

Acquired Fund shareholders will receive shares of the Acquiring Fund’s corresponding share class as part of the Merger. Each Fund’s Class C Shares are subject to a Contingent Deferred Sales Charge (CDSC) of 1.00% on such shares held for less than two years. Each Fund’s Class A Shares purchased in the amount of $1 million or more for which a front-end sales load waiver was received at the time of purchase also are subject to a CDSC of 1.00% on such shares held for less than two years. Class A Shares and Class C Shares received as a result of the Merger will continue to be subject to the CDSC schedule of the shares of the Acquired Fund you originally purchased.

Shareholder approval of the Merger is not required. At any time before the close of the Merger, you may redeem your shares as described in the Prospectuses. Such redemptions may be taxable transactions.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

STAT-SUP-11.22.2023